Clough Global Dividend and Income Fund
STATEMENT OF INVESTMENTS
July 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS 62.64%
Consumer Discretionary 3.69%
BYD Co., Ltd. - Class H	55,000	$2,001,045
Li Ning Co., Ltd.	225,000	1,822,953
		3,823,998

Energy 10.01%
Cheniere Energy, Inc.(a)(b)	23,730	3,549,534
Exxon Mobil Corp.(a)(b)	39,700	3,848,121
Kinder Morgan, Inc.(a)(b)	165,700	2,980,943
		10,378,598

Financials 9.83%
Blackstone Mortgage Trust, Inc. - Class A	95,300	2,951,441
Starwood Property Trust, Inc.(a)(b)	235,600	5,564,872
Walker & Dunlop, Inc.(a)(b)(c)(d)	14,870	1,674,957
		10,191,270

Health Care 0.99%
UnitedHealth Group, Inc.(a)(b)	1,895	1,027,734

Industrials 18.39%
Airbus SE	28,184	3,021,103
Northrop Grumman Corp.(a)	8,770	4,199,953
Raytheon Technologies Corp.(a)(b)	103,350	9,633,253
TransDigm Group, Inc.(a)(b)	3,552	2,210,552
		19,064,861

Information Technology 16.46%
Apple, Inc.(a)(b)	29,410	4,779,419
Microsoft Corp.(a)(b)	17,405	4,886,280
Visa, Inc. - Class A(a)(b)	34,900	7,402,639
		17,068,338

Real Estate 3.27%
American Tower Corp.(a)(b)	12,500	3,385,375

TOTAL COMMON STOCKS
(Cost $63,702,198)		64,940,174

EXCHANGE TRADED FUNDS 1.22%
SPDR® S&P® Oil & Gas Exploration & Production ETF(a)	9,210	1,261,954

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,174,306)		1,261,954

PREFERRED STOCKS 1.05%
Gabelli Equity Trust, Inc.
Series K, Perpetual Maturity 5.000%(e)	21,200	514,948
	Shares	Value
PREFERRED STOCKS (continued)
Trinity Capital, Inc., 01/16/2025 7.000%(a)	22,400	$570,752

TOTAL PREFERRED STOCKS
(Cost $1,090,000)		1,085,700

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.99%
Call Options Purchased 0.99%
SOFR 1 Year MidCurve
12/19/22, $98, $0.00	1,776	1,032,300

Total Call Options Purchased
(Cost $879,247)		1,032,300

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 34.38%
Communication Services
Activision Blizzard, Inc.
09/15/2026, 3.400%(a)	$1,000,000	1,004,481

Consumer Discretionary
Carnival Corp.
03/01/2026, 7.625%(c)(d)	1,000,000	862,940
DR Horton, Inc.
10/15/2025, 2.600%	1,000,000	949,166
Melco Resorts Finance, Ltd.
07/21/2028, 5.750%(c)(d)	250,000	178,224
PulteGroup, Inc.
01/15/2027, 5.000%	500,000	509,512
Toyota Motor Corp.
03/25/2026, 1.339%(a)	1,500,000	1,401,267
		3,901,109

Consumer Staples
JDE Peet's NV
01/15/2027, 1.375%(c)(d)	1,000,000	876,383

Energy
Exxon Mobil Corp.
03/19/2025, 2.992%(a)	1,000,000	996,956

Financials
Blackstone Secured Lending Fund
01/15/2026, 3.625%	500,000	472,965
Capital One Financial Corp.
12/06/2024, 1D US SOFR + 0.69%(f)	1,000,000	960,264
Golub Capital BDC, Inc.
04/15/2024, 3.375%	500,000	483,581
08/24/2026, 2.500%(a)(b)	1,035,000	899,970
Main Street Capital Corp.
07/14/2026, 3.000%(a)(b)	2,100,000	1,873,298
Morgan Stanley
Series GMTN, 01/27/2026, 3.875%(a)(b)	1,000,000	1,006,867

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS (continued)
Nationstar Mortgage Holdings, Inc.
12/15/2030, 5.125%(a)(b)(c)(d)	$1,500,000	$1,249,266
11/15/2031, 5.750%(c)(d)	500,000	418,752
Navient Solutions LLC
10/03/2022 –	700,000	693,995
Owl Rock Capital Corp.
01/15/2027, 2.625%(a)(b)	1,260,000	1,070,711
Owl Rock Technology Finance Corp.
06/30/2025, 6.750%(a)(b)(c)(d)	1,000,000	993,049
12/15/2025, 4.750%(a)(b)(c)(d)	1,000,000	939,908
Signature Bank
11/01/2029, 3M US L + 2.559%(f)	500,000	488,397
Sixth Street Specialty Lending, Inc.
11/01/2024, 3.875%	1,000,000	965,633
SLR Investment Corp.
01/20/2023, 4.500%	500,000	497,970
Trinity Capital, Inc.
08/24/2026, 4.375%	500,000	453,909
		13,468,535

Health Care
AbbVie, Inc.
05/14/2025, 3.600%(a)	1,000,000	1,001,061
Zimmer Biomet Holdings, Inc.
11/22/2024, 1.450%	600,000	568,315
		1,569,376

Industrials
Alaska Airlines 2020-1 Class B Pass Through Trust
08/15/2025, 8.000%(a)(b)(c)(d)	1,443,688	1,470,773
American Airlines 2014-1 Class A Pass Through Trust
10/01/2026, 3.700%	900,438	784,331
Boeing Co.
06/15/2026, 2.250%	1,085,000	1,002,768
British Airways 2020-1 Class B Pass Through Trust
11/15/2028, 8.375%(a)(c)(d)	1,260,323	1,336,705
Delta Air Lines, Inc. / SkyMiles IP, Ltd.
10/20/2025, 4.500%(c)(d)	1,500,000	1,482,378
Hexcel Corp.
02/15/2027, 4.200%(a)(b)(f)	1,000,000	970,849
Raytheon Technologies Corp.
08/16/2025, 3.950%(a)	1,000,000	1,016,678
United Airlines 2014-2 Class A Pass Through Trust
Series A, 09/03/2026, 3.750%	127,072	119,100
United Airlines 2018-1 Class AA Pass Through Trust
Series AA, 03/01/2030, 3.500%	833,896	770,840
United Airlines 2020-1 Class A Pass Through Trust
10/15/2027, 5.875%(a)(b)	818,613	826,748
Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS (continued)
US Airways 2012-2 Class A Pass Through Trust
06/03/2025, 4.625%	$710,690	$655,286
		10,436,456

Information Technology
Apple, Inc.
05/06/2024, 3.450%(a)(b)	1,000,000	1,009,657
Lam Research Corp.
03/15/2025, 3.800%(a)	1,000,000	1,010,485
		2,020,142

Real Estate
SBA Tower Trust
01/15/2026, 1.884%(a)(b)(c)(d)	1,500,000	1,364,591

TOTAL CORPORATE BONDS
(Cost $37,427,333)		35,638,029

CONVERTIBLE CORPORATE BONDS 3.95%
Financials
Bank of Montreal
01/10/2025, 1.500%	1,000,000	952,968
Starwood Property Trust, Inc.
04/01/2023, 4.375%(a)(b)	977,000	980,053
		1,933,021

Health Care
Gossamer Bio, Inc.
06/01/2027, 5.000%(a)(b)	1,070,000	1,039,906
Teladoc Health, Inc.
06/01/2027, 1.250%(a)(b)	1,500,000	1,123,061
		2,162,967

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $4,440,105)		4,095,988

ASSET-BACKED SECURITIES 0.03%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)(b)	31,920	34,015

TOTAL ASSET-BACKED SECURITIES
(Cost $31,920)		34,015

GOVERNMENT & AGENCY OBLIGATIONS 51.09%
U.S. Treasury Bonds
05/15/2052, 2.875%(a)	12,000,000	11,610,000
U.S. Treasury Notes
12/31/2023, 0.750%(a)	4,000,000	3,878,750
01/31/2024, 0.875%(a)	5,000,000	4,847,656
04/30/2024, 2.500%	1,000,000	992,422
06/30/2024, 1.750%(a)	2,000,000	1,958,203
12/31/2024, 2.250%	1,000,000	985,742
02/28/2025, 2.750%	500,000	498,643
02/28/2025, 1.125%(a)	3,900,000	3,733,717

	Principal
Description/Maturity Date/Rate	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS (continued)
03/15/2025, 1.750%(a)	8,000,000	$7,778,281
04/15/2025, 2.625%	2,000,000	1,987,734
01/31/2026, 2.625%	2,500,000	2,487,012
02/28/2027, 1.125%(a)	6,600,000	6,146,766
11/15/2027, 2.250%(a)	6,200,000	6,049,117

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $54,695,923)		52,954,043

	Shares	Value
SHORT-TERM INVESTMENTS 5.56%
Money Market Fund 5.56%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.674% 7-day yield)	5,761,961	5,761,961

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,761,961)		5,761,961

Total Investments - 160.91%
(Cost $169,202,993)		166,804,164

Other Assets in Excess of Liabilities - (60.91%)(g)		(63,142,981

NET ASSETS - 100.00%		$103,661,183

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (14.94%)
Communication Services (1.76%)
Softbank Group Corp.(h)	(43,300)	(1,819,996

Consumer Discretionary (3.23%)
CarMax, Inc.(h)	(9,900)	(985,446
Macy's, Inc.(h)	(77,500)	(1,367,875
Nordstrom, Inc.(h)	(42,400)	(996,824
		(3,350,145

Financials (2.30%)
Deutsche Bank AG(h)	(197,900)	(1,723,709
SVB Financial Group(h)	(1,630)	(657,787
		(2,381,496

Information Technology (7.65%)
GLOBALFOUNDRIES, Inc.(h)	(50,000)	(2,574,000
International Business Machines Corp.(h)	(18,500)	(2,419,615
Lasertec Corp.(h)	(7,900)	(1,145,456
ON Semiconductor Corp.(h)	(26,900)	(1,796,382
		(7,935,453

TOTAL COMMON STOCKS
(Proceeds $14,782,418)		(15,487,090

EXCHANGE TRADED FUNDS (7.26%)
Industrial Select Sector SPDR® Fund	(53,000)	(5,068,920
SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
EXCHANGE TRADED FUNDS (continued)
SPDR S&P 500® ETF Trust	(5,970)	$(2,459,580

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $6,979,123)		(7,528,500

TOTAL SECURITIES SOLD SHORT
(Proceeds $21,761,541)		$(23,015,590

Investment Abbreviations:
SOFR - Secured Overnight Financing Rate

FEDEF Rates:
3M US L - 3 Month LIBOR as of July 31, 2022 was 1.36%
1D US SOFR-1 Day SOFR as of July 31, 2022 was 0.28%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, or borrowings. As of July 31, 2022, the aggregate value of those securities was $110,945,160, representing 107.13% of net assets. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan as of July 31, 2022.
(c)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2022, these securities had an aggregate value of $11,172,969 or 10.78% of net assets.
(d)	Restricted Security (See Note 1).
(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(f)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(g)	Includes cash which is being held as collateral for securities sold short.
(h)	Non-income producing security.

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	148	9/18/2023	$35,758,933	$35,871,500	$112,567
					$35,758,933	$35,871,500	$112,567

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

Clough Global Equity Fund
STATEMENT OF INVESTMENTS
July 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS 97.36%
Communication Services 3.40%
Alphabet, Inc. - Class C(a)(b)(c)	50,300	5,866,992

Consumer Discretionary 10.67%
Booking Holdings, Inc.(a)(b)(c)	1,781	3,447,464
BYD Co., Ltd. - Class H	105,500	3,838,368
Li Ning Co., Ltd.	429,500	3,479,815
Royal Caribbean Cruises Ltd.(a)(b)(c)	71,120	2,753,055
Tesla, Inc.(a)	5,494	4,897,626
		18,416,328

Energy 11.17%
Cheniere Energy, Inc.(b)(c)	35,380	5,292,140
Exxon Mobil Corp.(b)(c)	81,200	7,870,716
Kinder Morgan, Inc.(b)(c)	339,800	6,113,002
		19,275,858

Financials 8.51%
Blackstone Mortgage Trust, Inc. - Class A	162,500	5,032,625
Starwood Property Trust, Inc.(b)(c)	408,600	9,651,132
		14,683,757

Health Care 17.03%
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)(h)	334,425	1,227,551
Apellis Pharmaceuticals, Inc.(a)(b)(c)	19,277	1,084,910
Arcellx, Inc.(a)(b)(c)	128,627	2,666,438
Arcellx, Inc.(a)(d)(e)(h)	90,937	1,883,553
Boston Scientific Corp.(a)(b)(c)	55,700	2,286,485
Centrexion Therapeutics Corp.(a)(d)(f)(g)(h)	4,336	49,543
Centrexion Therapeutics Corp. - Series D Preferred Shares(a)(d)(e)(f)(g)(h)	66,719	762,331
CRISPR Therapeutics AG(a)(b)(c)	82,450	6,183,750
Hologic, Inc.(a)(b)(c)	15,740	1,123,521
iRhythm Technologies, Inc.(a)(b)	7,405	1,145,035
Jazz Pharmaceuticals PLC(a)	20,840	3,252,290
Legend Biotech Corp. - ADR(a)(b)(c)	37,380	1,765,831
Surgery Partners, Inc.(a)(b)(c)	62,900	2,477,002
Tenet Healthcare Corp.(a)(b)(c)	20,450	1,352,154
UnitedHealth Group, Inc.(b)(c)	3,905	2,117,838
		29,378,232

Industrials 22.21%
Airbus SE	63,315	6,786,870
The Boeing Co.(a)(b)(c)	37,340	5,948,635
Hertz Global Holdings, Inc.(a)(b)(c)	43,000	921,060
Northrop Grumman Corp.(b)(c)	17,830	8,538,787
Raytheon Technologies Corp.(b)(c)	128,570	11,984,010
	Shares	Value
Industrials (continued)
TransDigm Group, Inc.(b)(c)	6,667	$4,149,141
		38,328,503

Information Technology 21.11%
Apple, Inc.(b)(c)	56,990	9,261,445
Crowdstrike Holdings, Inc. - Class A(a)(b)	19,670	3,611,412
Microsoft Corp.(b)(c)	38,555	10,823,931
Palo Alto Networks, Inc.(a)(b)(c)	11,695	5,836,974
ServiceNow, Inc.(a)(b)(c)	7,040	3,144,486
Visa, Inc. - Class A(b)(c)	17,710	3,756,468
		36,434,716

Real Estate 3.26%
American Tower Corp.(b)(c)	20,790	5,630,556

TOTAL COMMON STOCKS
(Cost $165,725,687)		168,014,942

EXCHANGE TRADED FUNDS 2.70%
SPDR® S&P® Oil & Gas Exploration & Production ETF(b)	16,890	2,314,268
United States Natural Gas Fund LP(a)	81,900	2,343,978
		4,658,246

TOTAL EXCHANGE TRADED FUNDS
(Cost $4,028,918)		4,658,246

WARRANTS 1.24%(a)
Hertz Global Holdings, Inc., Strike Price $13.80, Expires 6/30/2051(b)	171,590	2,150,023

TOTAL WARRANTS
(Cost $2,854,844)		2,150,023

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 1.13%
Call Options Purchased 1.12%
SOFR 1 Year MidCurve
12/19/22, $98, $0.00	3,330	1,935,563

Total Call Options Purchased
(Cost $1,650,132)		1,935,563

Put Options Purchased 0.01%(i)
Boeing Co.
08/19/22, $125, $5,894,470.00	370	7,955

Total Put Options Purchased
(Cost $463,906)		7,955

	Principal
Description/Maturity Date/Rate	Amount	Value
CONVERTIBLE CORPORATE BONDS 0.06%
Health care
Amphivena Convertible Note PP
08/25/2022 (d)(e)(f)(g)(h)	108,750	108,750

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $108,750)		108,750

GOVERNMENT & AGENCY OBLIGATIONS 74.91%
U.S. Treasury Bonds
11/15/2050, 1.625%	2,400,000	1,730,859
05/15/2052, 2.875%(b)	19,000,000	18,382,500
U.S. Treasury Notes
09/30/2023, 0.250%(b)	5,000,000	4,846,582
12/31/2023, 0.750%(b)	26,500,000	25,696,719
01/31/2024, 0.875%(b)	7,000,000	6,786,719
04/30/2024, 2.500%(b)	5,000,000	4,962,109
12/31/2024, 2.250%(b)	20,000,000	19,714,844
02/28/2025, 2.750%(b)	5,000,000	4,986,426
03/15/2025, 1.750%(b)	20,000,000	19,445,703
04/15/2025, 2.625%(b)	11,000,000	10,932,539
01/31/2026, 2.625%(b)	9,000,000	8,953,242
11/30/2026, 1.250%(b)	3,000,000	2,820,000

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $130,532,898)		129,258,242

	Shares	Value
SHORT-TERM INVESTMENTS 3.91%
Money Market Fund 3.91%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.674% 7-day yield)	6,743,034	6,743,034

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,743,034)		6,743,034

Total Investments - 181.31%
(Cost $312,108,169)		312,876,755

Other Assets in Excess of Liabilities - (81.31%)(j)		(140,312,056)

NET ASSETS - 100.00%		$172,564,699

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (17.21%)
Communication Services (1.98%)
Softbank Group Corp.(a)	(81,500)	(3,425,628)

Consumer Discretionary (3.76%)
CarMax, Inc.(a)	(20,500)	(2,040,570)
Macy's, Inc.(a)	(145,500)	(2,568,075)
Nordstrom, Inc.(a)	(80,300)	(1,887,853)
		(6,496,498)
SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
Financials (2.70%)
Deutsche Bank AG(a)	(390,700)	$(3,402,997)
SVB Financial Group(a)	(3,100)	(1,251,005)
		(4,654,002)

Information Technology (8.77%)
GLOBALFOUNDRIES, Inc.(a)	(95,100)	(4,895,748)
International Business Machines Corp.(a)	(35,370)	(4,626,042)
Lasertec Corp.(a)	(15,100)	(2,189,415)
ON Semiconductor Corp.(a)	(51,200)	(3,419,136)
		(15,130,341)

TOTAL COMMON STOCKS
(Proceeds $28,398,700)		(29,706,469)

EXCHANGE TRADED FUNDS (11.13%)
Industrial Select Sector SPDR® Fund	(100,500)	(9,611,820)
SPDR S&P 500® ETF Trust	(23,300)	(9,599,367)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $17,746,242)		(19,211,187)

TOTAL SECURITIES SOLD SHORT
(Proceeds $46,311,951)		$(49,084,665)

Investment Abbreviations:
FEDEF - Federal Funds Effective Rate

FEDEF Rates:
1D FEDEF - 1 Day FEDEF as of July 31, 2022 was 2.50%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, or borrowings. As of July 31, 2022, the aggregate value of those securities was $246,055,174, representing 142.69% of net assets. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2022.
(d)	Restricted Security (See Note 1).
(e)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2022, these securities had an aggregate value of $3,982,185 or 2.31% of net assets.
(f)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2022, these securities had an aggregate value of $2,148,175 or 1.24% of net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)

(h)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2022, these securities had an aggregate value of $4,031,728 or 2.34% of total net assets.
(i)	Less than 0.0005%.
(j)	Includes cash which is being held as collateral for securities sold short.

FUTURES CONTRACTS
Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	282	9/18/2023	$68,134,018	$68,349,750	$215,732
					$68,134,018	$68,349,750	$215,732

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Contemporary Amperex Technology Co., Ltd.	$3,589,115	1D FEDEF - 250 bps	1D FEDEF	6/28/2024	$3,397,109	$(192,006)
TOTAL		$3,589,115				$3,397,110	$(192,006)

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

Clough Global Opportunities Fund
STATEMENT OF INVESTMENTS
July 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS 97.52%
Communication Services 3.44%
Alphabet, Inc. - Class C(a)(b)(c)	93,040	$10,852,186

Consumer Discretionary 10.67%
Booking Holdings, Inc.(a)(b)(c)	3,204	6,201,951
BYD Co., Ltd. - Class H	194,000	7,058,230
Li Ning Co., Ltd.	784,000	6,351,979
Royal Caribbean Cruises Ltd.(a)(b)(c)	131,647	5,096,055
Tesla, Inc.(a)	10,074	8,980,467
		33,688,682

Energy 11.17%
Cheniere Energy, Inc.(b)(c)	65,560	9,806,465
Exxon Mobil Corp.(b)(c)	147,800	14,326,254
Kinder Morgan, Inc.(b)(c)	619,534	11,145,416
		35,278,135

Financials 8.49%
Blackstone Mortgage Trust, Inc. - Class A(b)(c)	298,074	9,231,352
Starwood Property Trust, Inc.(b)(c)	745,000	17,596,900
		26,828,252

Health Care 17.15%
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)(h)	780,326	2,864,288
Apellis Pharmaceuticals, Inc.(a)(b)	35,666	2,007,282
Arcellx, Inc.(a)(b)(c)	223,113	4,625,132
Arcellx, Inc.(a)(d)(g)(h)	209,080	4,330,617
Boston Scientific Corp.(a)(b)(c)	101,400	4,162,470
Centrexion Therapeutics Corp.(a)(d)(f)(g)(h)	14,166	161,861
Centrexion Therapeutics Corp. - Series D Preferred Shares(a)(d)(e)(f)(g)(h)	217,952	2,490,320
CRISPR Therapeutics AG(a)(b)(c)	150,498	11,287,350
Hologic, Inc.(a)(b)	29,190	2,083,582
Jazz Pharmaceuticals PLC(a)	38,040	5,936,522
Legend Biotech Corp. - ADR(a)(b)(c)	69,569	3,286,440
Surgery Partners, Inc.(a)(b)(c)	116,481	4,587,022
Tenet Healthcare Corp.(a)(b)	38,040	2,515,205
UnitedHealth Group, Inc.(b)(c)	7,065	3,831,632
		54,169,723

Industrials 22.25%
Airbus SE	117,464	12,591,217
The Boeing Co.(a)(b)(c)	69,585	11,085,586
Hertz Global Holdings, Inc.(a)(b)(c)	79,600	1,705,032
Northrop Grumman Corp.(b)	32,450	15,540,305
Raytheon Technologies Corp.(b)(c)	234,820	21,887,572
TransDigm Group, Inc.(b)(c)	12,028	7,485,506
		70,295,218
	Shares	Value
Information Technology 21.08%
Apple, Inc.(b)(c)	104,340	16,956,294
Crowdstrike Holdings, Inc. - Class A(a)	36,030	$6,615,108
Microsoft Corp.(b)(c)	70,700	19,848,318
Palo Alto Networks, Inc.(a)(b)(c)	21,340	10,650,794
ServiceNow, Inc.(a)(b)(c)	12,640	5,645,782
Visa, Inc. - Class A(b)(c)	32,440	6,880,848
		66,597,144

Real Estate 3.27%
American Tower Corp.(b)(c)	38,100	10,318,623

TOTAL COMMON STOCKS
(Cost $304,870,957)		308,027,963

EXCHANGE TRADED FUNDS 2.70%
SPDR® S&P® Oil & Gas Exploration & Production ETF(b)	30,770	4,216,105
United States Natural Gas Fund LP(a)	150,288	4,301,243
		8,517,348

TOTAL EXCHANGE TRADED FUNDS
(Cost $7,365,909)		8,517,348

WARRANTS 1.26%(a)
Hertz Global Holdings, Inc., Strike Price $13.80, Expires 6/30/2051(b)	318,034	3,984,966

TOTAL WARRANTS
(Cost $5,290,776)		3,984,966

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 1.13%
Call Options Purchased 1.13%
SOFR 1 Year MidCurve
12/19/22, $98, $0.00	6,134	3,565,387

Total Call Options Purchased
(Cost $3,040,565)		3,565,387

Put Options Purchased 0.00%(i)
Boeing Co.
08/19/22, $125, $10,992,390.00	690	14,835

Total Put Options Purchased
(Cost $865,123)		14,835

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 21.92%
Consumer Discretionary
DR Horton, Inc.
10/15/2025, 2.600%(b)(c)(j)	$2,000,000	1,898,331

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS (continued)
Financials
Goldman Sachs BDC, Inc.
01/15/2026, 2.875%(b)(c)	$3,000,000	$2,809,881
Golub Capital BDC, Inc.
08/24/2026, 2.500%(b)(c)	4,130,000	3,591,184
Main Street Capital Corp.
07/14/2026, 3.000%(b)	3,000,000	2,676,140
Marsh & McLennan Cos., Inc.
03/10/2025, 3.500%(b)	2,500,000	2,501,696
Nationstar Mortgage Holdings, Inc.
12/15/2030, 5.125%(b)(d)(e)	1,510,000	1,257,594
11/15/2031, 5.750%(b)(c)(d)(e)	2,500,000	2,093,763
Owl Rock Technology Finance Corp.
12/15/2025, 4.750%(b)(c)(d)(e)	4,000,000	3,759,630
Signature Bank
11/01/2029, 3M US L + 2.559%(b)(c)(j)	2,000,000	1,953,588
Sixth Street Specialty Lending, Inc.
08/01/2026, 2.500%	200,000	177,120
		20,820,596

Health Care
AbbVie, Inc.
05/14/2025, 3.600%(b)(c)	3,100,000	3,103,291
Elevance Health, Inc.
08/15/2024, 3.500%(b)(c)	3,100,000	3,098,772
		6,202,063

Industrials
Air Canada 2013-1 Class A Pass Through Trust
05/15/2025, 4.125%(b)(c)(d)	4,162,187	3,890,823
Alaska Airlines 2020-1 Class B Pass Through Trust
08/15/2025, 8.000%(b)(c)(d)(e)	4,331,064	4,412,319
American Airlines 2014-1 Class A Pass Through Trust
10/01/2026, 3.700%(b)(c)	3,601,753	3,137,325
American Airlines 2019-1 Class A Pass Through Trust
Series A, 02/15/2032, 3.500%(b)(c)	3,922,920	3,069,819
British Airways 2020-1 Class B Pass Through Trust
11/15/2028, 8.375%(b)(c)(d)	3,302,046	3,502,167
Delta Air Lines, Inc. / SkyMiles IP, Ltd.
10/20/2025, 4.500%	5,100,000	5,040,085
Hexcel Corp.
08/15/2025, 4.950%(b)(c)	1,000,000	991,215
02/15/2027, 4.200%(b)(c)(j)	5,000,000	4,854,243
United Airlines 2020-1 Class A Pass Through Trust
10/15/2027, 5.875%(b)(c)	2,865,144	2,893,617
		31,791,613

Real Estate
American Tower Trust #1
03/15/2023, 3.070%(d)(e)	2,000,000	1,989,515
	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS (continued)
Healthcare Trust of America Holdings LP
08/01/2026, 3.500%(b)(c)	3,000,000	2,901,706
SBA Tower Trust
01/15/2026, 1.884%(b)(c)(d)(e)	4,000,000	3,638,909
		8,530,130

TOTAL CORPORATE BONDS
(Cost $73,384,751)		69,242,733

CONVERTIBLE CORPORATE BONDS 0.46%
Financials
Starwood Property Trust, Inc.
04/01/2023, 4.375%(b)	1,200,000	1,203,750

Health Care
Amphivena Convertible Note PP
08/25/2022 (d)(e)(f)(g)(h)	253,750	253,750

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $1,457,080)		1,457,500

GOVERNMENT & AGENCY OBLIGATIONS 53.70%
U.S. Treasury Bonds
05/15/2052, 2.875%(b)	37,500,000	36,281,250
U.S. Treasury Notes
06/30/2023, 2.625%(b)	14,000,000	13,962,344
12/31/2023, 0.750%(b)	12,000,000	11,636,250
01/31/2024, 0.875%(b)	13,000,000	12,603,906
04/30/2024, 2.500%(b)	5,000,000	4,962,110
06/30/2024, 3.000%	5,000,000	5,007,617
12/31/2024, 2.250%(b)	20,000,000	19,714,844
02/28/2025, 2.750%(b)	3,500,000	3,490,498
03/15/2025, 1.750%(b)	32,000,000	31,113,125
04/15/2025, 2.625%(b)	11,000,000	10,932,539
01/31/2026, 2.625%(b)	20,000,000	19,896,094

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $169,938,412)		169,600,577

	Shares	Value
SHORT-TERM INVESTMENTS 2.40%
Money Market Fund 2.40%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.674% 7-day yield)	7,590,202	7,590,202

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,590,202)		7,590,202

Value
Total Investments - 181.09%
(Cost $573,803,775)	$572,001,511

Other Assets in Excess of Liabilities - (81.09%)(k)	(256,136,321)

NET ASSETS - 100.00%	$315,865,190

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (17.20%)
Communication Services (1.99%)
Softbank Group Corp.(a)	(149,300)	(6,275,414)

Consumer Discretionary (3.76%)
CarMax, Inc.(a)	(37,100)	(3,692,934)
Macy's, Inc.(a)	(267,500)	(4,721,375)
Nordstrom, Inc.(a)	(147,300)	(3,463,023)
		(11,877,332)

Financials (2.70%)
Deutsche Bank AG(a)	(716,988)	(6,244,966)
SVB Financial Group(a)	(5,655)	(2,282,075)
		(8,527,041)

Information Technology (8.75%)
GLOBALFOUNDRIES, Inc.(a)	(173,500)	(8,931,780)
International Business Machines Corp.(a)	(64,780)	(8,472,576)
Lasertec Corp.(a)	(27,600)	(4,001,845)
ON Semiconductor Corp.(a)	(93,400)	(6,237,252)
		(27,643,453)

TOTAL COMMON STOCKS
(Proceeds $51,945,264)		(54,323,240)

EXCHANGE TRADED FUNDS (11.14%)
Industrial Select Sector SPDR® Fund	(184,900)	(17,683,836)
SPDR S&P 500® ETF Trust	(42,510)	(17,513,695)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $32,515,482)		(35,197,531)

TOTAL SECURITIES SOLD SHORT
(Proceeds $84,460,746)		(89,520,771)

Investment Abbreviations:
FEDEF - Federal Funds Effective Rate
SOFR- Secured Overnight Financing Rate

Libor Rates:
3M US L - 3 Month LIBOR as of July 31, 2022 was 1.36%
1D US SOFR-1 Day SOFR as of July 31, 2022 was 0.28%
(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, or borrowings. As of July 31, 2022, the aggregate value of those securities was $315,457,093, representing 139.87% of net assets. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2022.
(d)	Restricted Security (See Note 1).
(e)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2022, these securities had an aggregate value of $39,818,294 or 12.61% of net assets.
(f)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2022, these securities had an aggregate value of $5,770,219 or 1.83% of net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2022, these securities had an aggregate value of $10,100,836 or 3.20% of total net assets.
(i)	Less than 0.0005%.
(j)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(k)	Includes cash which is being held as collateral for securities sold short.

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	514	9/18/2023	$124,185,559	$124,580,750	$395,191
					$124,185,559	$124,580,750	$395,191

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Contemporary Amperex Technology Co., Ltd.	$6,556,116	1D FEDEF - 250 bps	1D FEDEF	6/28/2024	$6,205,385	$(350,731)
TOTAL		$6,556,116				$6,205,385	$(350,731)

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

Clough Global FundS

Notes to Quarterly Statement of Investments

July 31, 2022 (unaudited)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation: Securities, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker. Futures are valued at settlement prices.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of July 31, 2022, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$64,940,174	$–	$–	$64,940,174
Exchange Traded Funds	1,261,954	–	–	1,261,954
Preferred Stocks	1,085,700	–	–	1,085,700
Purchased Options	1,032,300	–	–	1,032,300
Corporate Bonds	–	36,590,997	–	36,590,997
Convertible Corporate Bonds	–	3,143,020	–	3,143,020
Asset-Backed Securities	–	34,015	–	34,015
Government & Agency Obligations	–	52,954,043	–	52,954,043
Short-Term Investments	5,761,961	–	–	5,761,961
TOTAL	$74,082,089	$92,722,075	$–	$166,804,164

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$112,567	$–	$–	$112,567
Liabilities
Securities Sold Short
Common Stocks	(15,487,090)	–	–	(15,487,090)
Exchange Traded Funds	(7,528,500)	–	–	(7,528,500)
TOTAL	$(15,374,523)	$–	$–	$(15,374,523)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$5,866,992	$–	$–	$5,866,992
Consumer Discretionary	18,416,328	–	–	18,416,328
Energy	19,275,858	–	–	19,275,858
Financials	14,683,757	–	–	14,683,757
Health Care	25,455,254	1,883,553	2,039,425	29,378,232
Industrials	38,328,503	–	–	38,328,503
Information Technology	36,434,716	–	–	36,434,716
Real Estate	5,630,556	–	–	5,630,556
Exchange Traded Funds	4,658,246	–	–	4,658,246
Warrants	2,150,023	–	–	2,150,023
Purchased Options	1,943,518	–	–	1,943,518
Convertible Corporate Bonds	–	–	108,750	108,750
Government & Agency Obligations	–	129,258,242	–	129,258,242
Short-Term Investments	6,743,034	–	–	6,743,034
TOTAL	$179,586,785	$131,141,795	$2,148,175	$312,876,755

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$215,732	$–	$–	$215,732
Liabilities
Securities Sold Short
Common Stocks	(29,706,469)	–	–	(29,706,469)
Exchange Traded Funds	(19,211,187)	–	–	(19,211,187)
Total Return Swap Contracts**	–	(192,006)	–	(192,006)
TOTAL	$(29,682,743)	$(192,006)	$–	$(29,682,743)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$10,852,186	$–	$–	$10,852,186
Consumer Discretionary	33,688,682	–	–	33,688,682
Energy	35,278,135	–	–	35,278,135
Financials	26,828,252	–	–	26,828,252
Health Care	44,322,637	4,330,617	5,516,469	54,169,723
Industrials	70,295,218	–	–	70,295,218
Information Technology	66,597,144	–	–	66,597,144
Real Estate	10,318,623	–	–	10,318,623
Exchange Traded Funds	8,517,348	–	–	8,517,348
Warrants	3,984,966	–	–	3,984,966
Purchased Options	3,580,222	–	–	3,580,222
Corporate Bonds	–	69,242,733	–	69,242,733
Convertible Corporate Bonds	–	1,203,750	253,750	1,457,500
Government & Agency Obligations	–	169,600,577	–	169,600,577
Short-Term Investments	7,590,202	–	–	7,590,202
TOTAL	$321,853,615	$244,377,677	$5,770,219	$572,001,511

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$395,191	$–	$–	$395,191
Liabilities
Securities Sold Short
Common Stocks	(54,323,240)	–	–	(54,323,240)
Exchange Traded Funds	(35,197,531)	–	–	(35,197,531)
Total Return Swap Contracts**	–	(350,731)	–	(350,731)
TOTAL	$(54,278,780)	$(350,731)	$–	$(54,278,780)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2021	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2022	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2022
Common Stocks	$3,365,735	$–	$(429,668)	$–	$–	$–	$(899,642)	$2,039,425	$(244,149)
Convertible Corporate Bond	108,750	–	–	–	–	–	–	108,750	–
Total	$3,474,485	$–	$(429,668)	$–	$–	$–	$(899,642)	$2,148,175	$(244,149)

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2021	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2022	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2022
Common Stocks	$8,656,565	$–	$(1,078,589)	$–	$–	$–	$(2,061,507)	$5,516,469	$(652,055)
Convertible Corporate Bond	253,750	–	–	–	–	–	–	253,750	–
Total	$8,910,315	$–	$(1,078,589)	$–	$–	$–	$(2,061,507)	$5,770,219	$(652,055)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at July 31, 2022:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range/Premium
Clough Global Equity Fund	Health Care	$2,148,175	Accomplishment & Goals and Index Performance Method	Transaction Price	N/A
Clough Global Opportunities Fund	Health Care	$5,770,210	Accomplishment & Goals and Index Performance Method	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds: Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options during the reporting period ended July 31, 2022.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Funds invested in futures during the reporting period ended July 31, 2022.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. During the period ended July 31, 2022, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. During the period ended July 31, 2022, each Fund held rights and did not hold warrants. As of the period ended July 31, 2022, the Funds held no warrants or rights.

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of July 31, 2022 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value
Clough Global Dividend and Income Fund	Alaska Airlines 2020-1 Class B Pass Through Trust	1.42%	2/1/2022	1,443,688	$1,584,906	$1,470,773
	British Airways 2020-1 Class B Pass Through Trust	1.29%	5/16/2022	1,260,323	1,365,875	1,336,705
	Carnival Corp.	0.83%	4/27/2022	1,000,000	997,500	862,940
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.	1.43%	6/1/2022	1,500,000	1,505,625	1,482,378
	JDE Peet's NV	0.85%	3/8/2022	1,000,000	927,187	876,383
	Melco Resorts Finance, Ltd.	0.17%	9/21/2020	250,000	260,938	178,224
	Nationstar Mortgage Holdings, Inc.	1.21%	3/16/2021 - 6/28/2021	1,500,000	1,498,750	1,249,266
	Nationstar Mortgage Holdings, Inc.	0.40%	11/16/2021	500,000	500,000	418,752
	Owl Rock Technology Finance Corp.	0.96%	5/14/2021	1,000,000	1,161,200	993,049
	Owl Rock Technology Finance Corp.	0.91%	12/13/2021	1,000,000	1,069,460	939,908
	SBA Tower Trust	1.32%	5/3/2022	1,500,000	1,387,500	1,364,591
Total		10.78%			$12,258,941	$11,172,969

Clough Global Equity Fund	Amphivena Therapeutics, Inc.	0.71%	4/8/2019	334,425	$1,199,997	$1,227,551
	Amphivena Therapeutics, Inc.	0.06%	8/27/2021	108,750	108,750	108,750
	Arcellx, Inc.	1.55%	8/8/2019 – 3/26/2021	90,937	896,631	1,883,553
	Centrexion Therapeutics Corp.	0.44%	12/18/2017	66,719	701,250	762,331
	Centrexion Therapeutics Corp.	0.03%	3/19/2019	4,336	48,741	49,543
Total		2.34%			$2,955,369	$4,031,728

Clough Global Opportunities Fund	Air Canada 2013-1 Class A Pass Through Trust	1.23%	5/3/2022	4,162,187	$4,016,511	$3,890,823
	Alaska Airlines 2020-1 Class B Pass Through Trust	1.40%	2/1/2022	4,331,064	4,818,309	4,412,319
	American Tower Trust #1	0.63%	6/28/2022	2,000,000	1,993,000	1,989,515
	Amphivena Convertible Note PP		8/27/2021	253,750	253,750	253,750
	Amphivena Therapeutics, Inc.	0.91%	4/8/2019	780,326	2,799,997	2,864,288
	Arcellx, Inc.	1.46%	8/8/2019 – 3/26/2021	209,080	2,061,502	4,330,617
	British Airways 2020-1 Class B Pass Through Trust	1.11%	5/16/2022	3,302,046	3,578,592	3,502,167
	Centrexion Therapeutics Corp.	0.05%	3/19/2019	14,166	159,240	161,861
	Centrexion Therapeutics Corp.	0.79%	12/18/2017	217,952	2,290,759	2,490,320
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.		6/1/2022	5,100,000	5,119,125	5,040,085
	Nationstar Mortgage Holdings, Inc.	0.40%	6/28/2021	1,510,000	1,510,000	1,257,594
	Nationstar Mortgage Holdings, Inc.	0.66%	11/22/2021	2,500,000	2,500,000	2,093,763
	Owl Rock Technology Finance Corp.	1.19%	12/13/2021	4,000,000	4,277,840	3,759,630
	SBA Tower Trust	1.15%	5/3/2022	4,000,000	3,700,000	3,638,909
Total		12.56%			$39,078,625	$39,685,641

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

A novel coronavirus and the resulting COVID-19 respiratory infection have resulted in a global pandemic and major disruption to economies and markets around the world. The pandemic has led to extreme short-term market volatility and may have adverse long-term effects on U.S. and world economies. Liquidity for many instruments has been reduced, and some sectors of the economy and individual issuers have experienced particularly large losses. The economic impacts of the global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

2. CommitTed facility agreement

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On July 31, 2022, the pledged collateral was valued at $108,775,721, $250,352,659 and $465,756,309 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the initial Limit and (ii) any increased borrowing amount in the excess of the initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Maximum Commitment Financing allowed under the Agreement is $63,300,000, $139,500,000 and $257,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the period ended July 31, 2022, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $63,274,165, $139,383,142 and $256,502,536, respectively, and the average interest rate for the borrowings was 1.64%. As of July 31, 2022, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $63,300,000, $139,500,000 and $257,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on July 31, 2022, was 3.22%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re- register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either
(1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of July 31, 2022, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $55,317,853, $95,571,492 and $231,451,475, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended July 31, 2022.